UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                          Date of Report: June 3, 2005

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



         Delaware                        1-9494                  13-3228013
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)


  727 Fifth Avenue, New York, New York                             10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Appointment of Principal Officers.

Effective at the close of business on June 3, 2005, Registrant's Finance Division was reorganized and certain responsibilities reassigned. Henry Iglesias has been promoted to the position of Vice President - Controller and principal accounting officer. Mr. Iglesias, 32, a certified public accountant, was employed by PricewaterhouseCoopers LLP ("PwC") from 1994 until 2002, when he joined registrant in the position of Director - Accounting and Reporting. While at PwC, Mr. Iglesias was a member of the team involved in the audit of Registrant's financial statements for approximately five years. Warren S. Feld has accepted the new position of Vice President - Financial Services. Mr. Feld has served as Registrant's Controller and principal accounting officer since 1997.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TIFFANY & CO.


                                     BY:  /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  June 3, 2005